1

Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant

x

Filed by a Party other than the Registrant
Check the appropriate box:

         Preliminary Proxy Statement

         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   x
         Definitive Proxy Statement

         Definitive Additional Materials

         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      The Central European Value Fund, Inc.

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
   x
         No fee required.

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

               -----------

         (2) Aggregate number of securities to which transaction applies:

               -----------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

               -----------

         (4) Proposed maximum aggregate value of transaction:

               -----------

         (5) Total fee paid:

               -----------

     Fee paid previously with preliminary materials.

2

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

               -----------

         (2)  Form, Schedule or Registration Statement No.:

               -----------

         (3)  Filing Party:

               -----------

         (4)  Date Filed:

               -----------

                      THE CENTRAL EUROPEAN VALUE FUND, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                November 9, 1999

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of The Central European Value Fund, Inc. (the "Fund") will be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Friday, December 10, 1999, at 10:00 a.m., for the purposes of considering and voting upon:

   1. The election of directors (Proposal 1).

   2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending August 31, 2000 (Proposal 2).

   3. Any other business that may properly come before the meeting.

   The close of business on October 14, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors,

                                            Deborah Kaback
                                            Secretary


-------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
-------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION

      CORPORATE ACCOUNTS                          VALID SIGNATURE
      (1)  ABC Corp. .........................    ABC Corp. (by John Doe,
                                                  Treasurer)
      (2)  ABC Corp. .........................    John Doe, Treasurer
      (3)  ABC Corp.
             c/o John Doe, Treasurer .........    John Doe
      (4)  ABC Corp. Profit Sharing Plan .....    John Doe, Trustee

      TRUST ACCOUNTS
      (1)  ABC Trust .........................    Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee
             u/t/d/ 12/28/78 .................    Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS
      (1)  John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA ...    John B. Smith
      (2)  John B. Smith .....................    John B. Smith, Jr., Executor

                      THE CENTRAL EUROPEAN VALUE FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105
                              --------------------

                                 PROXY STATEMENT

                              --------------------


   This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Central European Value Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Friday, December 10, 1999 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 9, 1999. The Fund's Annual Report containing financial statements for the fiscal year ended August 31, 1999 was mailed prior to October 31, 1999. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on October 14, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 5,878,047 shares of Common Stock outstanding.

   THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 1999 TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO SECRETARY, THE CENTRAL EUROPEAN VALUE FUND, INC., 1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105, TELEPHONE 1-800-670-6722.

   In the event that a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

   PIMCO Advisors L.P. ("PIMCO Advisors" or the "Investment Manager"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660, is the Fund's investment manager. Formerly, Value Advisors LLC, a subsidiary of PIMCO Advisors, had acted as the Fund's investment manager. OpCap ("OpCap" or the "Investment Adviser"), a subsidiary of PIMCO Advisors whose principal business address is 1345 Avenue of the Americas, New York, New York, 10105, is the Fund's investment adviser.

   On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), PIMCO Advisors and Allianz AG, a German insurance company, announced that they had reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interest held by PAH (the "Allianz Transaction"). Consummation of the Allianz Transaction is subject to a number of conditions customary to transactions of this kind, including (i) the approval of the public unitholders of PAH; (ii) the receipt of certain regulatory approvals and (iii) the consent of investment advisory clients of PIMCO Advisors accounting for at least a specified percentage of its total assets under management to the continuation of such advisory services following consummation of the Allianz Transaction. The Allianz Transaction is expected to be consummated by the end of the first quarter of 2000, although there is no assurance that the transaction will be consummated. Consummation of the Allianz Transaction will be deemed an assignment under the Investment Company Act of 1940, as amended, and consequently will result in the automatic termination, as a matter of law, of the Fund's current investment management agreement and administration agreement with PIMCO Advisors and the Fund's current investment advisory agreement with PIMCO Advisors and OpCap. It is anticipated that prior to the consummation of the Allianz Transaction, the Board of Directors of the Fund will be asked to approve a new management agreement and administration agreement with PIMCO Advisors and a new investment advisory agreement with OpCap. If approved by the Board of Directors, a proxy statement will be furnished to stockholders seeking approval of the new management agreement and the new investment advisory agreement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Prior to October 12, 1999, the Fund's Board of Directors consisted of five directors, with two Class I Directors, two Class II Directors and one Class III Director.

   On October 12, 1999, the Board of Directors of the Fund increased its size from five to seven and the Board of Directors of the Fund elected Ronald G. Olin and Ralph W. Bradshaw as Class III Directors to hold office until the Annual Meeting, or thereafter when their successors are elected and qualified. Messrs. Olin and Bradshaw are associated with Deep Discount Advisors, Inc. and Ron Olin Investment Management Company which collectively owned, as of September 15, 1999, approximately 39.4% of the Fund's outstanding shares. In connection with becoming directors of the Fund, Messrs. Olin and Bradshaw have agreed not to present any proposals, including a proposal seeking the termination of the existing investment advisory arrangements among the Fund, PIMCO Advisors and OpCap Advisors, at the Annual Meeting. Messrs. Olin and Bradshaw also reserved the right to present nominees for Directors and vote their shares with respect to the election of directors at the Annual Meeting as they see fit.

   In November, 1999, by unanimous written consent, the Board of Directors increased the number of directors from seven to eleven and nominated Gary A. Bentz, William A. Clark, Andrew Strauss and Glenn W. Wilcox, Sr. for election as directors of the Fund at the Annual Meeting. Messrs. Bentz and Wilcox were nominated to serve as Class I Directors and Messrs. Clark and Strauss were nominated to serve as Class II Directors. In connection with increasing the number of directors and nominating the individuals named above, Mr. Olin, Deep Discount Advisors, Inc. Ron Olin Investment Management Company, Gary Bentz, Ralph Bradshaw and William Clark, independently and individually, have agreed that for a period of one (1) year from November 3, 1999, they will not, directly or indirectly, alone or in concert with others, present at any meeting of the Board of Directors or stockholders of the Fund, any proposal to change or modify the Fund's investment objective or any of its fundamental investment policies.

At the Annual Meeting, stockholders will be asked to re-elect four Class I Directors, Leslie H. Gelb, Wendy W. Luers, Gary A. Bentz and Glenn W. Wilcox, Sr., to hold office until the year 2002 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified; two Class II Directors, William A. Clark and Andrew Strauss, to hold office until the year 2000 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified; and two Class III Directors, Ronald G. Olin and Ralph W. Bradshaw to hold office until the year 2001 Annual Meeting of Stockholders, or thereafter when their successors are elected and qualified. The term of office of the other Class II Directors, Stephen Treadway and Luis Rubio, expires at the year 2000 Annual Meeting of Stockholders, and the term of office of the Fund's other Class III Director, Paul Belica, expires at the year 2001 Annual Meeting of Stockholders, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Nominees Gelb and Luers have previously been elected to the Board of Directors by stockholders.

   The following table provides information concerning the nominees for election as Directors:


                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                                                          OWNED,
              NOMINEES AND                                             DIRECTLY OR
          PRINCIPAL OCCUPATIONS                                       INDIRECTLY, ON
               DURING THE                     DIRECTOR                  OCTOBER 14,
             PAST FIVE YEARS                    SINCE        AGE         1999 (A)
------------------------------                --------      ----       -------------
CLASS I DIRECTOR NOMINEES TO
SERVE UNTIL YEAR 2002 ANNUAL
MEETING OF STOCKHOLDERS

Leslie H. Gelb, MEMBER OF THE AUDIT             1994         62             100
 COMMITTEE; President, The Council on
 Foreign Relations (1993-Present);
 Columnist (1991-1993), THE NEW
 YORK TIMES.

Wendy W. Luers, MEMBER OF THE                   1994         59             500
 AUDIT COMMITTEE; Founder and
 President, The Foundation for a Civil
 Society, New York, Prague, Bratislava
 (a non-profit foundation which sponsors
 various organizations and programs in
 the Czech and Slovak Republics);
 Contributing Editor, VANITY
 FAIR (1989-1995).


                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                                                          OWNED,
              NOMINEES AND                                             DIRECTLY OR
          PRINCIPAL OCCUPATIONS                                       INDIRECTLY, ON
               DURING THE                     DIRECTOR                  OCTOBER 14,
             PAST FIVE YEARS                    SINCE        AGE         1999 (A)
-------------------------------               --------      ----       -------------
Gary A. Bentz*, Chief Financial                  --          43            4,800
 Officer and Treasurer, Deep Discount
 Advisors, Inc.; Director, Clemente Strategic
 Value Fund (1998-Present); Director, The
 Austria Fund (1999-Present).

Glenn W. Wilcox, Sr., Chairman of                --          67             -0-
 the Board and Chief Executive Officer of
 Wilcox Travel Agency; Director, Champion
 Industries, Inc.; Chairman, the Board of
 Blue Ridge Printing Co., Inc;  Chairman,
 Tower Associates, Inc.; Director, Asheville
 Chamber of Commerce; Vice Chairman, the Board
 of First Union National Bank; Trustee,
 Appalachian State University; Trustee and
 Director, Mars Hill College.

-----------

* May be deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his association with Ronald G. Olin, Deep Discount Advisors, Inc., and Ron Olin Investment Management Company.


                                                                          SHARES OF
                                                                         COMMON STOCK
                                                                         BENEFICIALLY
                                                                            OWNED,
       NOMINEES AND                                                       DIRECTLY OR
  PRINCIPAL OCCUPATIONS                                                  INDIRECTLY, ON
        DURING THE                            DIRECTOR                     OCTOBER 14,
     PAST FIVE YEARS                           SINCE           AGE           1999 (A)
-------------------------------               --------         ----      -------------
CLASS II DIRECTOR NOMINEES TO
SERVE UNTIL YEAR 2000 ANNUAL
MEETING OF STOCKHOLDERS

William A. Clark*, Principal, Deep               --          54            2,600
 Discount Advisors, Inc.; Director,
 Clemente Strategic Value Fund (1999-
 Present); Director, The Austria Fund
 (1999-Present).

Andrew Strauss, Attorney and Senior              --          45            2,600
 Member of Strauss & Associates, PA.;
 Previous President of White Knight
 Healthcare, Inc., and LMV Leasing,
 Inc., subsidiary, Xerox Credit
 Corporation.

-----------

* May be deemed to be an "interested person" as defined in the 1940 Act, because of his association with Ronald G. Olin, Deep Discount Advisors, Inc., and Ron Olin Investment Management Company.


                                                                          SHARES OF
                                                                         COMMON STOCK
                                                                         BENEFICIALLY
                                                                            OWNED,
       NOMINEES AND                                                       DIRECTLY OR
  PRINCIPAL OCCUPATIONS                                                  INDIRECTLY, ON
        DURING THE                            DIRECTOR                     OCTOBER 14,
     PAST FIVE YEARS                           SINCE           AGE           1999 (A)
-------------------------------               --------         ----      -------------
CLASS III DIRECTOR NOMINEES TO
SERVE UNTIL YEAR 2001 ANNUAL
MEETING OF STOCKHOLDERS

Ronald G. Olin**, Chairman and                  1999         54            3,200
 Chief Executive Officer, Deep
 Discount Advisors, Inc., and General
 Partner, Ron Olin Investment
 Management Company; Chairman,
 Clemente Strategic Value Fund (1998-
 Present), Director, The Austria Fund
 (1999-Present); Director, The
 Portugal Fund (1999-Present).
 Formerly, he was a Senior Manager at
 International Business Machines,
 supporting U.S. government software
 contracts with N.A.S.A. and D.O.D.

Ralph W. Bradshaw*, Vice President              1999         48             800
 and Secretary, Deep Discount
 Advisors, Inc.; Director,
 Clemente Strategic Value Fund (1999-
 Present); Director, The Austria Fund
 (1999-Present); Director, The Portugal
 Fund (1999-Present).

-----------

* May be deemed to be an "interested person" as defined in the 1940 Act, because of his association with Ronald G. Olin, Deep Discount Advisors, Inc., and
Ron Olin Investment Management Company.

** May be deemed to be an "interested person" as defined in the 1940 Act because of his control of Deep Discount Advisors, Inc. and Ron Olin Investment Management Company, which together hold in client accounts over which they have voting and investment discretion 2,355,200 shares of the Fund as of October 14, 1999.

(A) Each director has sole voting and investment power with respect to the listed shares.

   The following table provides information concerning the remaining directors of the Fund:


                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                                                          OWNED,
      DIRECTORS AND                                                     DIRECTLY OR
   PRINCIPAL OCCUPATIONS                                              INDIRECTLY, ON
       DURING THE                             DIRECTOR                  OCTOBER 14,
    PAST FIVE YEARS                             SINCE        AGE         1999 (A)
-------------------------------               --------      ----       -------------
DIRECTORS SERVING UNTIL YEAR 2000
ANNUAL MEETING OF STOCKHOLDERS

Stephen Treadway***, CHAIRMAN;                  1997         52             -0-
 Executive Vice President of PIMCO
 Advisors L.P. and Chairman and
 President of PIMCO Funds
 Distributors LLC and its predecessor
 (May 1996-Present); Executive Vice
 President of PIMCO Advisors L.P.
 (November 1997-Present); formerly,
 he was employed by Smith Barney Inc.
 for more than 18 years, serving in
 various senior officer positions.

Luis Rubio, MEMBER OF THE AUDIT                 1994         44            1,000
 COMMITTEE; President, Centro de
 Investigacion Para el Desarrollo, A.C.
 (Center of Research for Development a
 not-for-profit and independent public
 policy research organization) (1981-
 Present). Frequent contributor of op-ed
 pieces to the LOS ANGELES TIMES
 and THE WALL STREET JOURNAL).

*** "Interested person" as defined in the 1940 Act, because of his relationship with PIMCO Advisors, the Fund's investment manager.


                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                                                          OWNED,
      DIRECTORS AND                                                     DIRECTLY OR
   PRINCIPAL OCCUPATIONS                                              INDIRECTLY, ON
       DURING THE                             DIRECTOR                  OCTOBER 14,
    PAST FIVE YEARS                             SINCE        AGE         1999 (A)
-------------------------------               --------      ----       -------------
DIRECTOR TO SERVE UNTIL YEAR 2001
ANNUAL MEETING OF STOCKHOLDERS

Paul Belica, CHAIRMAN OF THE AUDIT              1994         78             500
 COMMITTEE; Director, Deck House, Inc.
 (1976-Present); Director, Surety Loan
 Funding Company, Inc. (1998-
 Present); General Partner, Wynston
 Partners, L.P. (1998-Present); Adviser,
 Salomon Smith Barney (1988-Present).

-----------


(A) Each director has sole voting and investment power with respect to the listed shares.

   Mr. Treadway is a director of one other registered investment company advised by both PIMCO Advisors and OpCap and of one other investment company advised by PIMCO Advisors.

   The following table sets forth the beneficial ownership of shares of the Fund, at September 15, 1999, by each person known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of the Fund:

                                                          SHARES OF                      % OF FUND'S
                                                        COMMON STOCK                     OUTSTANDING
                                                        BENEFICIALLY                 SHARES BENEFICIALLY
                                                       OWNED, DIRECTLY                 OWNED, DIRECTLY
                                                       OR INDIRECTLY,                  OR INDIRECTLY,
        NAME AND ADDRESS OF                           ON SEPTEMBER 15,                ON SEPTEMBER 15,
          BENEFICIAL OWNER                                 1999 (1)                        1999 (1)
        -------------------                           -----------------              ------------------
Deep Discount Advisors, Inc.                              1,485,400                         25.3%
  One West Pack Square
  Suite 777
  Asheville, NC 28801

Ron Olin Investment Management Company                     829,600                          14.1%
  One West Pack Square
  Suite 777
  Asheville, NC 28801

----------

(1) Based solely upon information presented in Schedule 13D, dated September 15, 1999, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these entities as of October 14, 1999 was 2,355,200 shares, representing 40.1% of the Fund.

   In addition, on October 14, 1999, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 5,790,731 shares of the Fund, equal to approximately 98.5% of the outstanding shares of the Fund.

   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr.
Treadway, the current executive officers of the Fund are:

                                                                                                OFFICER
   NAME                                  OFFICE                                   AGE            SINCE
   -----                                 ------                                  ----            -----
   Bernard H. Garil                      President                                59             1997
   Elisa A. Mazen                        Executive Vice President                 38             1997
   Newton B. Schott, Jr.                 Executive Vice President                 55             1997
   Lawrence K. Becker                    Treasurer                                44             1999
   Deborah Kaback                        Secretary                                48             1997
   Brian Shlissel                        Assistant Treasurer                      34             1999

   Mr. Garil is President of OpCap and a Managing Director of Oppenheimer Capital. Ms. Mazen is a Vice President of Oppenheimer Capital. Mr. Schott has also served as Senior Vice President of PIMCO Advisors since November 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary, and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior office positions in the company since May 1990. From November 1994 to December 1996, Mr. Schott served as Vice President, Mutual Funds Division at PIMCO Advisors. Mr. Becker is a Vice President of Oppenheimer Capital. Mr. Shlissel is a Vice President of Oppenheimer Capital. Ms. Kaback is a Senior Vice President of Oppenheimer Capital.

   The Fund's Audit Committee is composed of Messrs. Belica, Gelb and Rubio and Ms. Luers. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the year ended August 31, 1999. The Fund has no nominating or compensation committees.

   During the fiscal year ended August 31, 1999, the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by the Fund's investment advisers during its prior fiscal year. The following table provides information concerning the approximate compensation paid during the year ended August 31, 1999 to each director of the Fund, as well as information concerning compensation paid to each director by other investment companies advised by PIMCO Advisors. No remuneration was paid to the directors by other investment companies advised by OpCap. No remuneration was paid during the year ended August 31, 1999 to Mr. Treadway, who was a director of the Fund during the period and an "interested person" of the Fund as defined in the 1940 Act because of his relationship with PIMCO Advisors. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                                          TOTAL COMPENSATION FROM
                            AGGREGATE COMPENSATION          OTHER FUNDS ADVISED
     NAME OF DIRECTOR              FROM FUND                 BY PIMCO ADVISORS         TOTAL COMPENSATION
     ----------------       ----------------------        -----------------------      ------------------
                                                               DIRECTORSHIPS (A)          DIRECTORSHIPS (A)
   Paul Belica                        $7,800                         --                      $ 7,800(1)
   Leslie H. Gelb                     $7,800                     $29,750(4)                  $37,550(5)
   Wendy W. Luers                     $7,800                         --                      $ 7,800(1)
   Luis Rubio                         $7,800                         --                      $ 7,800(1)
   Ronald G. Olin(B)                    --                           --                         --
   Ralph W. Bradshaw(B)                 --                           --                         --

-----------

(A) The number in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Messrs. Olin and Bradshaw became Directors of the Fund on October 12, 1999.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, the Fund's investment advisers and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment advisers and their respective directors and officers have complied with applicable filing requirements during the fiscal year ended August 31, 1999.

   THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF LESLIE H. GELB, WENDY W. LUERS, GARY A. BENTZ, GLENN W. WILCOX, SR., WILLIAM A. CLARK, ANDREW STRAUSS, RONALD G. OLIN, AND RALPH W. BRADSHAW AS DIRECTORS.

REQUIRED VOTE

   Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast, and do not affect the plurality vote required for directors.

PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending August 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at August 31, 1999, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

   THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.


REQUIRED VOTE

   Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

   PIMCO Advisors serves as the Fund's administrator. The address of PIMCO Advisors is 800 Newport Center Drive, Newport Beach, California, 92660. PIMCO Advisors subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

   The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. However, as noted above, Messrs. Olin and Bradshaw have reserved the right to present nominees for directors at the Annual Meeting and vote their shares with respect to the election of directors at the Annual Meeting as they see fit. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2000, must be received by the Fund (addressed to The Central European Value Fund, Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 14, 2000. Any stockholder who desires to bring a proposal at the Fund's 2000 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Central European Value Fund, Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from September 11, 2000 to October 11, 2000.

                         EXPENSES OF PROXY SOLICITATION

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of PIMCO Advisors and OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. The cost of its services is estimated at U.S. $4,000, plus reimbursements of expenses.

CRFCM-PS-99

                      THE CENTRAL EUROPEAN VALUE FUND, INC.
               ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 10, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


                The undersigned hereby appoints Stephen Treadway, Bernard H. Garil, and Newton B. Schott, Jr., and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent and vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on Friday, December 10, 1999 at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated November 9, 1999 and, in the discretion of persons named as proxies, upon all other matters properly coming before said Meeting.

         Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 (INCLUDING THE NOMINEES FOR DIRECTORS). Please refer to the Proxy Statement for a discussion of the Proposals.

         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

         NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         ----------------------------------------------------------------------
         HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

         -------------------------             --------------------------------
         -------------------------             --------------------------------
         -------------------------             --------------------------------
         ----------------------------------------------------------------------
         (Continued, and to be signed and dated, on the reverse side)

[X] PLEASE MARK VOTES AS IN
THIS EXAMPLE.

=====================================
THE CENTRAL EUROPEAN VALUE FUND, INC.
=====================================

Mark box at right if an address change or comment has been [_] noted on the reverse side of this card.

Mark box at right if you plan to attend the annual meeting. [_]


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2.


1.   Election of Directors.


     FOR the nominees        WITHHOLD AUTHORITY              FOR ALL
     listed below     [_]    to vote for the nominees. [_]   EXCEPT [_]



     Directors to serve until 2000 Annual Meeting: William A. Clark, Andrew Strauss

     Directors to serve until 2001 Annual Meeting: Ronald G. Olin, Ralph W. Bradshaw

     Directors to serve until 2002 Annual Meeting: Leslie H. Gelb, Wendy W. Luers, Gary A. Bentz, Glenn W. Wilcox, Sr.


     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above, your shares will be voted for the remaining nominees.)

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending August 31, 2000.

     FOR  [_]                      AGAINST [_]                      ABSTAIN  [_]


In the discretion of the persons named as proxies upon any other business that may properly come before the meeting.


                                                 +-----------------------------+
 Please be sure to sign and date this Proxy.     |  Date                       |
+------------------------------------------------|-----------------------------|
|                                                |                             |
|                                                |                             |
|    Stockholder sign here    Co-owner sign here |  RECORD DATE SHARES:        |
+------------------------------------------------+-----------------------------+


                                       12